BILL OF SALE

This Indenture Witnesseth, Omnicity, Incorporated ("Transferor") of Rush County, State of Indiana, in consideration of Two Hundred Twenty-Five Thousand Dollars and 0/100 ($225,000.00) (the "Purchase Price"), the receipt of which is acknowledged by Transferor, grants, sells, transfers and delivers to River Point Financial, LLC (Transferee), the Transferor's rights in twelve (12) towers used in the operations of the telecommunication system of Transferor ("Assets"). The Assets include the following:

1. Certain tower structures, more particularly described on Exhibit "A."

Transferor is also transferring to Transferee, Transferor's rights in the leases, contracts and other rights associated with the tower structures.

All Assets transferred in this sale are transferred AS IS and WHERE IS and WITH ALL FAULTS.

IN WITNESS WHEREOF, Transferor has executed this Bill of Sale by its duly authorized representatives as of the day and year first above written.

"TRANSFEROR"

OMNICITY, INCORPORATED

By: ______________________________
Greg Jarman, President

Tower	County	GPS Coordinates	Height	Landowner	Term ends	Rent	Renewal	Utilities	Tower Address
Burlington	Clinton	40.442176-86.377917	282'	Allen/Kathryn Stout	1/31/2020	$333.33/mo. + free account		?	7412 S. 800 East, Frankfort, IN 46941
Burrows	Carroll	40.669598-86.524148	246'	Omnicity	N/A	N/A	N/A	Omnicity	8255 N. Meridian Rd., Delphi, IN 46925
Elwood	Tipton	40.306231-85.871413	187'	Eldon Wittkamper	1/31/2020	$250/mo. + free account		?	7375 E. Division Rd., Elwood, IN 46036
Independence	Warren		150'	Robert Shoemaker	1/31/2019	2 free accounts		Omnicity	10315 E. 375 N., Otterbein, IN 47970
Indy NW	Marion	39.920661-86.248740	164'	Buckeye Terminals, LLC	12/31/2011	$500/mo.	5 x 5 yrs.	Omnicity	5405 W. 96th St., Indianapolis, IN 46268
Knightstown	Henry	39.858761-85.560757	354'	John/Diane Masters	1/31/2015	$660/mo.	1 x 5 yrs.		9230 W. 550 S., Knightstown, IN 46148
Ford Store	St. Joseph	41.627764-86.246678	80'	Ford Dealer		free account		Ford	320 E Ireland Rd, South Bend, IN 46614
Honda Store	Elkhart	41.688717-86.005860	100'	Honda Dealer		free account		Honda	2200 Bypass Road, Elkhart, IN 46514
Rushville	Rush	39.633-85.44862		Greg/Lea Ann Jarman	5/31/2014	$200/mo.	3 x 5 yrs.	Omnicity	318 W. Foster Heights Rd., Rushville, IN 46173
Ft. Wayne	Allen	41.207091N-85.066074	260'						6225 Union Chapel Rd., Ft. Wayne, IN 46845
Teegarden	Marshall	41.464302N-86.378722W	100'						17090 Taylor St., Walkerton, IN 46574
Dundee	Madison	40.269761-85.746817	180'	Harvest Land Co-op, Inc.	1-Aug-11	free account		Landlord	11470 N. 400 W., Alexandria, IN 46001